UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------
                                   FORM 8-K/A

                               Amendment No. 1 to

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 9, 2006 (March 1, 2006)

                       AMERICAN CAMPUS COMMUNITIES, INC.


--------------------------------------------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Maryland                  001-32265                    76-0753089
------------------------------  ------------------------   --------------------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                  Identification Number)

               805 Las Cimas Parkway, Suite 400, Austin, TX 78746
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                  512-732-1000
--------------------------------------------------------------------------------
              (Registrants' telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, American Campus Communities, Inc. (hereby referred to as the "Company", "we," "our", and "us") hereby amends our Current Report on Form 8-K filed on March 7, 2006, to provide the required financial statements relating to our acquisition of a portfolio of 13 student housing properties (the "Royal Portfolio") from affiliates of Royal Properties, as described in such Current Report.

                                                                                                      Page
                                                                                                    ---------
Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

         Report of Independent Registered Public Accounting Firm                                       1

         Combined  Statement of Revenues and Certain Expenses for the Royal Portfolio for
         the year ended December 31, 2005                                                              2

         Notes to Combined Statement of Revenues and Certain Expenses                                  3

(b) Pro Forma Financial Information

         Pro Forma Financial Information                                                               5

         Pro Forma Condensed  Consolidated Balance Sheet for American Campus Communities,
         Inc. and Subsidiaries as of December 31, 2005 (unaudited)                                     6

         Pro Forma  Condensed  Consolidated  Statement of Operations for American  Campus
         Communities,  Inc.  and  Subsidiaries  for the  Year  Ended  December  31,  2005
         (unaudited)                                                                                   7

         Notes to Pro Forma Condensed Consolidated Financial Statements                                8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         American Campus Communities, Inc.
                                    (Registrant)

Date: May 9, 2006     By:  /s/  Jonathan A. Graf
                           ---------------------
                           Senior Vice President, Chief Accounting Officer and
                           Treasurer

             Report of Independent Registered Public Accounting Firm


The Board of Directors and Shareholders of American Campus Communities, Inc.

We have audited the combined statement of revenues and certain expenses of the Royal Portfolio (the "Portfolio"), located in Murfreesboro, TN, Oviedo, FL, Tallahassee, FL, Gainesville, FL, Lexington, KN, Tucson, AZ, San Marcos, TX, San Antonio, TX, Lubbock, TX, and Bryan, TX, for the year ended December 31, 2005. The financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of American Campus Communities, Inc. and is not intended to be a complete presentation of the Portfolio's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Portfolio as described in Note 1 for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States.


Ernst & Young, LLP
Austin, TX
March 30, 2006

                                 Royal Portfolio
               Combined Statement of Revenues and Certain Expenses
                      For the Year Ended December 31, 2005
                             (dollars in thousands)



Revenues:
   Base rents                                             $        26,085
   Other income                                                       551
                                                        --------------------
   Total revenues                                                  26,636

Certain expenses:
   Real estate taxes                                                2,484
   Property operating expenses                                      7,056
   Management fees                                                  2,391
                                                        --------------------
   Total certain expenses                                          11,931

                                                        --------------------
Revenues in excess of certain expenses                    $        14,705
                                                        ====================

See accompanying notes to combined statement of revenues and certain expenses

               American Campus Communities, Inc. and Subsidiaries
          Notes to Combined Statement of Revenues and Certain Expenses
                      For the Year Ended December 31, 2005

1. Basis of Presentation

The accompanying combined statement of revenues and certain expenses includes the combined operations for the year ended December 31, 2005 for the 13-property portfolio known as the Royal Portfolio. On March 1, 2006, American Campus Communities Operating Partnership, LP (the "Operating Partnership") acquired the Royal Portfolio from entities affiliated with Royal Properties for a total contract contribution value of $244.3 million. Consideration for the transaction included, but was not limited to, cash, Operating Partnership units, and assumed fixed-rate mortgage debt.

The accompanying combined statement of revenues and certain expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statement of revenues and certain expenses is not intended to be a complete presentation of the actual operations of the properties for the year ended December 31, 2005, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Royal Portfolio have been excluded. Expenses excluded consist of interest expense, depreciation, amortization, and certain corporate expenses not directly related to the future operations of the Royal Portfolio.

The Royal Portfolio consists of the following properties:

Property                                  Primary University Served                        Units            Beds
--------------------------------------    -------------------------------------------    -----------     -----------
Entrada Real                              University of Arizona                                  98             363
Royal Oaks                                Florida State University                               82             224
Royal Pavillion                           Florida State University                               60             204
Royal Village Tallahassee                 Florida State University                               75             288
Royal Village Gainesville                 University of Florida                                 118             448
Northgate Lakes                           The University of Central Florida                     194             710
Royal Lexington                           The University of Kentucky                             94             364
The Woods at Greenland                    Middle Tennessee State University                      78             276
Raiders Crossing                          Middle Tennessee State University                      96             276
Raiders Pass                              Texas Tech University                                 264             828
Aggie Station                             Texas A&M University                                  156             450
The Outpost San Marcos                    Texas State University - San Marcos                   162             486
The Outpost San Antonio                   University of Texas - San Antonio                     276             828
                                                                                         -----------     -----------
Total                                                                                         1,753           5,745
                                                                                         ===========     ===========

2. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Rental Revenue Recognition

Students are required to execute lease contracts with payment schedules that vary from single to monthly payments. Rental income is generally recognized on a straight-line basis over the terms of the leases.

4. Management Fees

The Royal Portfolio was managed by a third-party management company, pursuant to an agreement which provides for management fees of 9.0% of monthly cash-basis revenue, as defined. Management fees of approximately $2,391,000 for the year ended December 31, 2005 were incurred.

               American Campus Communities, Inc. and Subsidiaries
          Notes to Combined Statement of Revenues and Certain Expenses
                      For the Year Ended December 31, 2005


5. Commitments and Contingencies

In the normal course of business, the Royal Portfolio is subject to claims, lawsuits, and legal proceedings. While it is not possible to ascertain the ultimate outcome of such matters, in management's opinion, the liabilities, if any, in excess of the amounts provided or covered by insurance, are not expected to have a material adverse effect on the results of operations.

               American Campus Communities, Inc. and Subsidiaries
         Unaudited Pro Forma Condensed Consolidated Financial Statements
                      For the Year Ended December 31, 2005


The following unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2005 are presented as if American Campus Communities, Inc. and Subsidiaries (the "Company") had acquired the Royal Portfolio as of December 31, 2005 for the pro forma condensed consolidated balance sheet and as of January 1, 2005 for the pro forma condensed consolidated statement of operations. In addition, the unaudited pro forma condensed consolidated statement of operations assumes that the Company's acquisition of 7 properties during various dates in 2005 occurred as of January 1, 2005.

These pro forma financial statements should be read in conjunction with the Company's historical financial statements, including the notes thereto, as filed on Form 10-K for the year ended December 31, 2005. The pro forma condensed consolidated financial statements are unaudited and are not necessarily indicative of what the financial position or the actual results of operations would have been had the Company completed the acquisition of the Royal Portfolio on December 31, 2005 or January 1, 2005, respectively, nor do they purport to represent the financial position or the results of operations of the Company as of any future date or for any future periods.

               American Campus Communities, Inc. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                             As of December 31, 2005
                        (unaudited, dollars in thousands)

                                                        Consolidated
                                                       American Campus          Royal Portfolio               Company
                                                      Communities, Inc.            Pro Forma
                                                      and Subsidiaries            Adjustments                Pro Forma
                                                    ----------------------    --------------------       -------------------
Assets
   Investments in real estate, net                         $      497,468             $   247,611  (A)           $  745,079
   Cash and cash equivalents                                       24,641                   1,915  (B)               26,556
   Restricted cash                                                  9,502                   1,896  (C)               11,398
   Student contracts receivable, net                                2,610                       -                     2,610
   Other assets                                                    16,641                   (390)  (D)               16,251
                                                    ----------------------    --------------------       -------------------
Total assets                                                $     550,862             $   251,032              $    801,894
                                                    ======================    ====================       ===================

Liability and stockholders' equity

Liabilities:
   Secured debt                                            $      291,646             $   126,369  (E)         $    418,015
   Unsecured revolving credit facility                                  -                  67,000  (B)               67,000
   Accounts payable and accrued expenses                            7,983                   2,797  (F)               10,780
   Other liabilities                                               25,155                   2,695  (G)               27,850
                                                    ----------------------    --------------------       -------------------
Total liabilities                                                 324,784                 198,861                   523,645

Minority interests                                                  2,851                  30,307  (H)               33,158

Stockholders' equity:
   Common stock                                                       172                       -                       172
   Additional paid in capital                                     233,388                  21,864  (H)              255,252
   Accumulated earnings and distributions                         (10,817)                      -                  (10,817)
   Accumulated other comprehensive income                             484                       -                       484
                                                    ----------------------    --------------------       -------------------
Total stockholders' equity                                        223,227                  21,864                   245,091
                                                    ----------------------    --------------------       -------------------

Total liabilities and stockholders' equity                  $     550,862             $   251,032              $    801,894
                                                    ======================    ====================       ===================

               American Campus Communities, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2005
       (unaudited, dollars in thousands, except share and per share data)

                                           Company
                                         Year Ended    Completed      Royal
                                         December 31,  Transactions  Portfolio  Pro Forma       Pro Forma
                                             2005          (a)          (b)     Adjustments     Consolidated
                                        ------------- ------------- ---------- ------------    -------------
Revenues                                     $87,474        $2,784    $26,636           $-         $116,894

Operating expenses:
 Property operating expenses                  35,876         1,128     11,931            -           48,935
  Third party development and
     management services                       6,969             -          -            -            6,969
  General and administrative                   6,714             -          -            -            6,714
  Depreciation and amortization               16,471           549          -        7,758  (c)      24,778
  Ground/facility lease                          873             -          -            -              873
                                        ------------- ------------- ---------- ------------    -------------
Total operating expenses                      66,903         1,677     11,931        7,758           88,269
                                        ------------- ------------- ---------- ------------    -------------

Operating income                              20,571         1,107     14,705       (7,758)          28,625

Nonoperating income and (expenses):
  Interest income                                825             -          -            -              825
  Interest expense                           (17,368)         (734)         -      (10,586) (d)     (28,688)
  Amortization of deferred financing
    costs                                     (1,176)          (15)         -         (206) (e)      (1,397)
  Other nonoperating income                    1,279             -          -            -            1,279
                                        ------------- ------------- ---------- ------------    -------------
Total nonoperating expenses                  (16,440)         (749)         -      (10,792)         (27,981)
                                        ------------- ------------- ---------- ------------    -------------

Income before income taxes
  and minority interests                       4,131           358     14,705      (18,550)             644
Income tax provision                            (186)            -          -            -             (186)
Minority interests                              (164)            -          -         (106) (f)        (270)
                                        ------------- ------------- ---------- ------------    -------------
Income (loss) from continuing
  operations                                   3,781           358     14,705      (18,656)             188
                                        ------------- ------------- ---------- ------------    -------------

Discontinued operations                        5,881             -          -         (588) (f)       5,293
                                        ------------- ------------- ---------- ------------    -------------
Net income                                    $9,662          $358    $14,705     $(19,244)          $5,481
                                        ============= ============= ========== ============    =============

Income per share
  Basic                                        $0.65                                                  $0.32
                                        =============                                          =============
  Diluted                                      $0.65                                                  $0.32
                                        =============                                          =============

Weighted average common shares
 outstanding:
  Basic                                   14,882,944                             2,318,836  (g)  17,201,780
                                        =============                          ============    =============
  Diluted                                 15,047,202                             4,522,983  (h)  19,570,185
                                        =============                          ============    =============

               American Campus Communities, Inc. and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements
                      For the Year Ended December 31, 2005

1. Adjustments to Pro Forma Condensed Consolidated Balance Sheet

     (A) Reflects the purchase price of the Royal Portfolio and related acquisition costs incurred.

     (B) Reflects a $67.0 million draw made on our revolving credit facility to fund the acquisition, of which approximately $65.1 million was utilized for the acquisition of the Royal Portfolio.

     (C) Reflects the assumption of escrow accounts required by the lenders of the fixed-rate mortgage debt assumed.

     (D) Reflects approximately $2.3 million recorded to reflect the intangible asset associated with the value of in-place leases assumed and approximately $1.2 million in deferred financing costs incurred in connection with the assumption of fixed-rate mortgage debt. Also reflects a reduction of approximately $3.9 million related to the reclassification of earnest money deposits and acquisition costs paid prior to closing to investments in real estate upon closing of the transaction.

     (E) Reflects approximately $123.6 million in fixed rate mortgage debt assumed at a weighted average interest rate of 5.95%, approximately $0.2 million in principal payments made at closing, and approximately $2.9 million of debt premiums (net of discounts) recorded to reflect the fair market value of debt assumed.

     (F) Reflects approximately $2.7 million in cash and secured promissory notes retained at closing and payable one year after the acquisition date upon expiration of the survival period related to the seller's representations and warranties. Also reflects approximately $0.1 million of miscellaneous liabilities assumed at closing.

     (G) Reflects approximately $2.2 million of deferred income and prepaid rent and approximately $0.5 million of security deposits assumed at closing.

     (H) Reflects the fair value of common and preferred units of limited partnership interest in the Operating Partnership issued to entities affiliated with Royal Properties as partial consideration for the acquisition. Approximately 10% of the Company's pro forma net assets is reflected as minority interests, representing the unit holders' ownership interest in the Operating Partnership.


2. Adjustments to Pro Forma Condensed Consolidated Statement of Operations

     (a) Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired in 2005, prior to our ownership:

          o Proctor Portfolio - four properties acquired on February 7, 2005, one property acquired on March 30, 2005
          o    City Parc at Fry Street - acquired on March 19, 2005
          o The Estates (formerly Exchange at Gainesville) - acquired March 29, 2005

     (b) Reflects the historical operations of the Royal Portfolio for the year ended December 31, 2005.

     (c) Reflects depreciation expense on the Royal Portfolio tangible fixed assets acquired and recorded at fair value and the amortization of intangible lease assets recognized upon the acquisition of the Royal Portfolio.

     (d) Reflects an increase in interest expense from the Royal Portfolio debt assumed by the Company and valued at fair market value. Also reflects an increase in interest expense incurred under the Company's revolving credit facility for borrowings made to complete the 2005 acquisitions and the Royal Portfolio acquisition at rates ranging from 4.0% to 6.3%, representing the actual interest rates incurred for such borrowings.

     (e) Reflects the amortization of financing costs incurred in connection with the Royal Portfolio debt assumed by the Company.

     (f) Represents the approximate 10% share of income from continuing operations and discontinued operations allocable to certain entities affiliated with Royal Properties that received common and preferred units of limited partnership interest in the Operating Partnership as partial consideration for the acquisition of the Royal Portfolio.

               American Campus Communities, Inc. and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements
                      For the Year Ended December 31, 2005


     (g) Assumes that shares issued in connection with our July 2005 equity offering were issued on January 1, 2005.

     (h) Assumes that shares issued in connection with our July 2005 equity offering were issued on January 1, 2005. Also assumes that common and preferred units of limited partnership interest in our Operating Partnership issued as partial consideration for the acquisition of the Royal Portfolio were issued on January 1, 2005.